UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2011

MENTOR GRAPHICS CORPORATION

(Exact name of registrant as specified in charter)

OREGON	0-13442	93-0786033
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8005 S.W. BOECKMAN ROAD WILSONVILLE, OR	97070-7777
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (503) 685-7000

NO CHANGE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company’s 2011 Annual Meeting of Shareholders was held pursuant to notice at 9:00 a.m. Pacific time on May 12, 2011 at our offices in Wilsonville, Oregon to consider and vote upon:

Proposal 1	Election of directors to serve for the ensuing year and until their successors are elected;

Proposal 2	Shareholder advisory vote on executive compensation;

Proposal 3	Shareholder advisory vote on the frequency of future advisory votes on executive compensation;

Proposal 4	Amendment of the Company’s 1989 Employee Stock Purchase Plan and Foreign Subsidiary Employee Stock Purchase Plan to increase the number of shares reserved for issuance under each of the plans;

Proposal 5	Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2012; and

Proposal 6	Amendment of the Company’s bylaws to add a new Article XI to opt out of certain provisions of the Oregon Business Corporation Act relating to business combinations with interested shareholders.

Eleven persons were nominated for election to the eight board positions. Under plurality voting, the eight nominees who received the most “for” votes were elected as directors. The results of the voting for election of directors were as follows:

Proposal 1 Election of Directors	For	Withheld
Walden C. Rhines	89,942,547	8,387,127
Gregory K. Hinckley	90,705,457	7,624,217
José Maria Alapont	70,643,792	366,892
Sir Peter Bonfield	90,348,441	7,981,233
Marsha B. Congdon	26,865,848	453,142
James R. Fiebiger	33,326,741	707,647
Kevin C. McDonough	90,426,631	7,903,043
Patrick B. McManus	90,721,806	7,607,868
Gary Meyers	67,267,678	4,793,006
Fontaine K. Richardson	25,555,685	713,305
David Schechter	41,451,258	22,844,028

Accordingly, Walden C. Rhines, Gregory K. Hinckley, José Maria Alapont, Sir Peter Bonfield, Kevin C. McDonough, Patrick B. McManus, Gary Meyers and David Schechter were elected directors.

The results of the voting on the other proposals were as follows:

	For	Against	Abstention	Broker Non-Votes
Proposal 2	90,365,401	7,230,411	733,852	149,336
Proposal 4	63,812,548	34,425,297	91,829	149,326
Proposal 5	97,280,456	1,089,018	109,526	0
Proposal 6	96,421,067	1,401,897	656,027	9

	Every Year	Every Two Years	Every Three Years	Abstention	Broker Non-Votes
Proposal 3	89,044,672	284,670	8,347,745	652,587	149,326

The Board of Directors recommended that shareholders vote for “every year” in the shareholder advisory vote on the frequency of future advisory votes on executive compensation and, as disclosed above, the shareholders voted overwhelmingly in favor of holding such votes every year. Accordingly, the Company will hold future advisory votes on executive compensation every year.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

3.B	Bylaws of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MENTOR GRAPHICS CORPORATION
(Registrant)

Date: May 18, 2011	By:	/s/ Dean M. Freed
Dean M. Freed
Vice President and General Counsel

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